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                                                                   EXHIBIT 10(O)


                             FOURTEENTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT

THIS FOURTEENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of March 29, 2001, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC. ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), VINTAGE EDITIONS, INC. ("Vintage") and ARCHERY CENTER INTERNATIONAL, INC. ("Archery") (hereinafter Ellett, Leisure, Evans, Safesport, Vintage and Archery may be referred to collectively as the "Borrower").

                                     RECITAL

A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

         1. The first sentence of Section 20 of the Financing Agreement is hereby amended in its entirety so that such sentence now reads as follows:

                           This Agreement shall have an initial term commencing
                  on the daft hereof through and including January 31, 2002 and shall be automatically renewed for successive periods of one year unless terminated as herein provided.

         2. This Fourteenth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Fourteenth Amendment to produce or account for more than one counterpart.

         3. THIS FOURTEENTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                                     ELLETT BROTHERS, INC.

                                     By:   /s/George S. Loney         CFO
                                         --------------------------------
                                     (Title)

                                     EVANS SPORTS, INC., a South
                                     Carolina corporation

                                     By:   /s/George S. Loney         CFO
                                         --------------------------------
                                     (Title)

                                     LEISURE SPORTS MARKETING, INC., a
                                     South Carolina corporation

                                     By:   /s/George S. Loney         CFO
                                         --------------------------------
                                     (Title)

                                     SAFESPORT MANUFACTURING COMPANY, a
                                     South Carolina corporation

                                     By:   /s/George S. Loney         CFO
                                         --------------------------------
                                     (Title)

                                     VINTAGE EDITIONS, INC., a
                                     South Carolina corporation

                                     By:   /s/George S. Loney         CFO
                                         --------------------------------
                                     (Title)

                                     ARCHERY CENTER INTERNATIONAL, INC.

                                     By:   /s/ George S. Loney        CFO
                                         ---------------------------------
                                     (Title)

                                     FIRST UNION COMMERCIAL CORPORATION

                                     By:   /s/
                                         ---------------------------------
                                            Associate (Title)


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